Exhibit 10

                              NORWEST CORPORATION

                   RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

                    (As amended effective February 26, 1996)


1.     Purpose:

       The purpose of the Norwest Corporation Retirement Plan for Non-Employee Directors (the "Plan") is to provide unfunded retirement benefits for certain non-employee members of the Board of Directors of Norwest Corporation (the "Corporation") in consideration for personal services rendered in their capacity as directors of the Corporation.
The Plan is intended to aid in attracting and retaining individuals of outstanding abilities and skills for services on the Corporation's Board of Directors (the "Board").

2.     Effective Date:

       The effective date of the Plan shall be January 1, 1988.

3.     Administration:

       The Plan shall be administered by the Corporation's Vice President-Compensation and Benefits (the "Administrator"), who shall have the authority to adopt rules for carrying out the Plan and to interpret and implement the provisions of the Plan and whose determinations shall be conclusive and binding on all participants.

4.     Eligibility:

       Any member of the Board who is not an officer or employee of the Corporation or of a subsidiary of the Corporation ("Non-Employee Director") shall be eligible to participate in the Plan. Any Non-Employee Director shall be a Plan participant as of the later of the date on which he or she has completed 5 full years of service as a Non-Employee Director of the Board or January 1, 1988. The years of service need not be consecutive for purposes of becoming a Plan participant. Prior years of service as a Non-Employee Director of a subsidiary of the Corporation will be included in the calculation of years of service for the determination of status as a Plan participant only. In calculating years of service for purposes of determining whether a Non-Employee Director qualifies as a Plan participant, only each full year of service will be included, partial years of service will not be included.

5.     Retirement Benefit:

       At the time the Non-Employee Director retires from service on the Board or later if the participant makes the deferral election described in this paragraph 5, a Plan participant shall be entitled to receive an annual benefit equal to the annual retainer rate paid in cash in effect for Non-Employee Directors at the time of the Plan participant's last day of service as a Non-Employee Director. This benefit will be paid in equal monthly installments. A Plan participant shall be eligible to receive this annual benefit for the same number of full years that he or she served as a Non-Employee Director up to a maximum of 10 years. For purposes of calculating the retirement benefit to which a Plan participant is entitled under this paragraph, years of service as a Non-

Employee Director of a subsidiary of the Corporation will not be included. A Plan participant may elect to defer the commencement of the payment of a benefit under the Plan by filing an irrevocable deferral election ( a copy of which is attached as Exhibit A) with the Administrator prior to the date the Non-Employee Director becomes a Plan participant.

6.     Death Benefits:

       If a Plan participant dies while serving as a Non-Employee Director, the benefit to which the Director is then entitled pursuant to paragraph 5 of this Plan shall be paid commencing during the second month following the month during which the participant dies to the beneficiary designated by the Non-Employee Director pursuant to the Plan beneficiary designation form ( a copy of which is attached as Exhibit B) and in the absence of a valid designation or if the designated beneficiary does not survive the participant to such participant's estate. If a Plan participant dies after completing his or her service as a Non-Employee Director but before he or she has received all of the retirement benefits to which he or she is entitled under the terms of this Plan, the remaining benefits (as determined by paragraph 5) shall be paid to the beneficiary designated by the Non-Employee Director pursuant to the Plan beneficiary designation form and in the absence of a valid designation or if the designated beneficiary does not survive the participant to such participant's estate. The Corporation may, in its discretion, pay to the beneficiary the present value of the entire benefit (as determined by the Administrator) to which the Non-Employee Director is entitled, in one lump sum payment. If any beneficiary dies after becoming entitled to receive payments hereunder, the remaining payments shall be made to such beneficiary's estate.

7.     Interest on Deferred Benefits:

       If a Plan participant files an election to defer the receipt of benefits, in accordance with Paragraph 5, all deferred benefits shall bear interest from the date on which the participant, in absence of the deferral, would have received benefits under this Plan until such benefits are paid at a rate per annum equal to the interest equivalent of the secondary market yield for three month United States Treasury Bills as reported for the preceding month in Federal Reserve Statistical Release H.15(519) (the "Release") which shall be credited to the amount of benefit due a participant as of the last day of each month. At the time payment of the benefits begins pursuant to Paragraph 5 or 6, the total amount of interest then accumulated will be apportioned equally to the monthly payments.

8.     Benefits Not Funded:

       All benefits under this Plan shall be unsecured obligations of the Corporation, and each claim participant's right thereto shall be as an unsecured creditor of the Corporation.

9.     Change of Control:

       At the time of an election, a participant may also elect to have all amounts deferred pursuant to this Plan become payable immediately in cash if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the Corporation's outstanding voting securities ordinarily having the right to vote for the election of directors of the

Corporation or (ii) individuals who constitute the Board of Directors of the Corporation as of November 24, 1987 (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any person becoming a director subsequent to said date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, shall be, for purposes of this clause
(ii), considered as though such person were a member of the Incumbent
Board.

10.    No Guarantee of Service:

       Participation in this Plan does not constitute a guarantee or contract of service as a Non-Employee Director.

11.    Beneficiary Designation and Non-Assignability:

       No right to receive payments hereunder shall be transferable or assignable by a Plan participant, except as provided in paragraph 6 of this Plan.

12.    Amendment and Termination:

       This Plan may at any time or from time to time be amended, suspended or terminated by action of the Board. However, no such action shall deprive any Plan participant of any benefits to which he or she is entitled under paragraph 5 as of the day of amendment, suspension or termination of the Plan, as the case may be.

13.    Forfeiture of Benefits:

       Unless an exception to this paragraph is requested by a Plan participant and approved by the Board Affairs Committee of the Board, a Plan participant who, after ceasing to be a Non-Employee Director of the Corporation, becomes a "management official" of a competing "depository organization" shall immediately forfeit all future benefits under the Plan to which such participant is entitled. The terms "management official" and "depository organization" shall have the meanings set forth in the Depository Institution Management Interlocks Act (the "Act") and Regulation L. A depository organization shall be deemed to be a competing depository organization if the Plan participant would be prohibited by the Act and Regulation L from serving as a Non-Employee Director of the Corporation and as a management official of such depository organization at the same time.

                      NORWEST CORPORATION RETIREMENT PLAN
                          FOR NON-EMPLOYEE DIRECTORS

DEFERRAL ELECTION FORM


Instructions to Participant:

     If you wish to defer receipt of your retirement benefit under the Plan, if any, please complete and file this Deferral Election form with the Plan Administrator. The Plan Administrator will return a copy to you for your records.

Name of Participant:_________________________________________________

Date:_____________________

I hereby elect to defer commencement of receipt of any retirement benefit to which I may become entitled under the Plan until _________,
__________.                                                  (month)
(year)

I understand that any retirement benefit to which I am entitled will be paid in installments in accordance with the terms of the Plan commencing during the month I have selected.

YES ____  NO ____    I hereby elect to have all amounts deferred
                     pursuant to this Plan become immediately due and payable on a change of control as described in Paragraph 9 of this Plan.

I hereby agree to be bound by the terms of the Plan, including any amendments thereof, and recognize that the foregoing election is irrevocable and may not be altered by me.


                                    _____________________________
                                      SIGNATURE OF PARTICIPANT


________________________________________________________________________
FOR ADMINISTRATOR USE ONLY
________________________________________________________________________
RECEIVED ON              BY             TITLE

________________________________________________________________________



                                EXHIBIT A

                      NORWEST CORPORATION RETIREMENT PLAN
                          FOR NON-EMPLOYEE DIRECTORS

                          DESIGNATION OF BENEFICIARY


Instructions to Participant:

     Please complete and file this Designation of Beneficiary form with the Plan Administrator. The Plan Administrator will return a copy to you for your records.

Name of Participant:__________________________________________________

Date:______________________

I hereby revoke any Designation of Beneficiary I may previously have made under the above Plan and designate the following as my Beneficiary under the Plan:

_____________________________________________________________________
                    Name          Relationship       Current Address

Primary/Sole
Beneficiary
____________________________________________________________________


                                    ___________________________
                                     SIGNATURE OF PARTICIPANT



________________________________________________________________________
FOR ADMINISTRATOR USE ONLY
________________________________________________________________________
RECEIVED ON              BY             TITLE

________________________________________________________________________







                                EXHIBIT B